                                                                    Exhibit 10.2

                                   TERM NOTE A
                                   -----------

$4,000,000                                                      February 8, 2002

     EACH OF THE UNDERSIGNED (collectively, the "Borrowers"), for value
                                                 ---------
received, jointly and severally, hereby promises to pay to the order of BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association with an office located at 55 South Lake Avenue, Suite 900, Pasadena, California 91101 (the "Payee"), the principal amount of FOUR MILLION DOLLARS ($4,000,000), together
 -----
with accrued interest thereon as provided hereinbelow.

     This Term Note A ("Note") is executed and delivered by the Borrowers
                        ----
pursuant to that certain Credit Agreement, dated as of February 8, 2002 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, each of the financial institutions
 ----------------
from time to time party thereto (the "Lenders"), and Bank of America, National
                                      -------
Association, in its capacity as agent for the Lenders (the "Agent"), and is a
                                                            -----
"Term Note A" as defined therein. All terms defined in the Credit Agreement, wherever used herein, unless otherwise defined, shall have the same meanings herein as are prescribed by the Credit Agreement.

     All Term A Loans made and outstanding hereunder are subject in all respects to the terms and provisions of the Credit Agreement. Reference hereby is made to the Credit Agreement for a statement of the obligations of the Borrowers and the rights of the Payee in relation thereto, provided that nothing shall impair the
                                         --------
absolute and unconditional, joint and several, obligation of the Borrowers to pay the outstanding principal and unpaid accrued interest on this Note when due. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of the Term A Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

     The unpaid principal outstanding under this Note shall bear interest at the applicable rates prescribed for the Term A Loans as provided by the Credit Agreement. The Agent's and the Payee's books and records shall be prima facie evidence of the Term A Loans, interest accruals, and payments hereunder, absent manifest error.

     The Borrowers unconditionally, jointly and severally, promise to pay all principal of and accrued interest on the Term A Loans from time to time outstanding under this Note as prescribed by the Credit Agreement. This Note shall automatically mature and become due and payable in full on the Termination Date.

     All rights and remedies of the Payee, and of the Agent for the benefit of the Payee, with respect to the Term A Loans evidenced by this Note (including, without limitation, the right upon the occurrence of an Event of Default to accelerate the entire unpaid principal balance and unpaid accrued interest hereunder to be immediately due and payable) as provided by the Credit Agreement are incorporated herein by reference. All obligations and indebtedness evidenced by this Note are secured by the Agent's Lien as provided by the Credit Agreement and the other Loan Documents.

TERM NOTE A-Page 1

     No delay or omission by the Agent or the Payee in exercising any power, right, or remedy hereunder or under any of the other Loan Documents shall operate as a waiver or impair any such powers, rights, or remedies. Except as specifically provided in the Credit Agreement, each of the Borrowers and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and any other notice of any kind, and agrees that its joint and several liability hereunder shall not be affected by any renewals, extensions, or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any Collateral or other Person liable for the Obligations.

     The Borrowers hereby, jointly and severally, promise to pay to the Agent, for the benefit of the Agent and the Payee, all reasonable fees, costs, and expenses incurred by the Agent or the Payee in enforcement and collection of any amounts under this Note, including, without limitation, Attorney Costs.

     Each of the Agent, the Payee, and the Borrowers acknowledge, agree, and declare that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with this Note. Notwithstanding anything to the contrary contained herein, in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) provided for hereunder, paid by any Borrower, received by the Agent or the Payee, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent or the Payee, exceed the Maximum Rate, and all provisions herein in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided in the Credit Agreement and herein. In the event any such interest is paid to the Agent or the Payee by the Borrowers, or any Borrower, in an amount or at a rate which would exceed the Maximum Rate, the Agent or the Payee, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in the inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent or the Payee, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Note. Notwithstanding any provision contained in this Note, neither the Agent nor the Payee shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under this Note would result in a rate of interest under this Note in excess of the Maximum Rate and, in the event the Agent or the Payee ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under this Note, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent, and the Payee shall, to the maximum extent permitted under any Requirement of Law, (a) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (b) exclude prepayments, acceleration, and the effects thereof. Nothing in this Note

TERM NOTE A-Page 2
shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing with respect to the Term A Loans made by the Payee to the Borrowers, including all amounts agreed to by the Borrowers or charged or received by the Agent or the Payee hereunder, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Payee in accordance with Requirements of Law.

     This Note may not be amended, restated, or otherwise modified except in writing executed by the Payee and the Borrowers in the manner prescribed by the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED, OR RECEIVED IN CONNECTION WITH THIS NOTE, SUCH FEDERAL LAW SHALL APPLY.

     This Note shall be binding upon the Borrowers and the Borrowers' successors and assigns.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank.]

TERM NOTE A-Page 3

Executed as of the date set forth above.

                                   BORROWERS:
                                   ---------

                                   ENCORE MEDICAL CORPORATION
                                   ENCORE MEDICAL GP, INC.
                                   ENCORE MEDICAL ASSET CORPORATION
                                   ENCORE MEDICAL, L.P.
                                     By: Encore Medical GP, Inc.,
                                         its sole general partner
                                   CHATTANOOGA GROUP, INC.


                                   By: /s/ Kenneth W. Davidson
                                      ------------------------------------------
                                   Name:   Kenneth W. Davidson
                                        ----------------------------------------
                                   Title:  Chief Executive Officer and President
                                         ---------------------------------------

TERM NOTE A-Page 4

                                   TERM NOTE B
                                   -----------

$1,000,000                                                     February 8, 2002

         EACH OF THE UNDERSIGNED (collectively, the "Borrowers"), for value
                                                     ---------
received, jointly and severally, hereby promises to pay to the order of BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association with an office located at 55 South Lake Avenue, Suite 900, Pasadena, California 91101 (the "Payee"), the principal amount of ONE MILLION DOLLARS ($1,000,000), together
 -----
with accrued interest thereon as provided hereinbelow.

         This Term Note B ("Note") is executed and delivered by the Borrowers
                            ----
pursuant to that certain Credit Agreement, dated as of February 8, 2002 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, each of the financial institutions
 ----------------
from time to time party thereto (the "Lenders"), and Bank of America, National
                                      -------
Association, in its capacity as agent for the Lenders (the "Agent"), and is a
                                                            -----
"Term Note B" as defined therein. All terms defined in the Credit Agreement, wherever used herein, unless otherwise defined, shall have the same meanings herein as are prescribed by the Credit Agreement.

         All Term B Loans made and outstanding hereunder are subject in all respects to the terms and provisions of the Credit Agreement. Reference hereby is made to the Credit Agreement for a statement of the obligations of the Borrowers and the rights of the Payee in relation thereto, provided that nothing
                                                           --------
shall impair the absolute and unconditional, joint and several, obligation of the Borrowers to pay the outstanding principal and unpaid accrued interest on this Note when due. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of the Term B Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         The unpaid principal outstanding under this Note shall bear interest at the applicable rates prescribed for the Term B Loans as provided by the Credit Agreement. The Agent's and the Payee's books and records shall be prima facie evidence of the Term B Loans, interest accruals, and payments hereunder, absent manifest error.

         The Borrowers unconditionally, jointly and severally, promise to pay all principal of and accrued interest on the Term B Loans from time to time outstanding under this Note as prescribed by the Credit Agreement. This Note shall automatically mature and become due and payable in full on the Termination Date.

         All rights and remedies of the Payee, and of the Agent for the benefit of the Payee, with respect to the Term B Loans evidenced by this Note (including, without limitation, the right upon the occurrence of an Event of Default to accelerate the entire unpaid principal balance and unpaid accrued interest hereunder to be immediately due and payable) as provided by the Credit Agreement are incorporated herein by reference. All obligations and indebtedness evidenced by this Note are secured by the Agent's Lien as provided by the Credit Agreement and the other Loan Documents.

TERM NOTE B-Page 1

         No delay or omission by the Agent or the Payee in exercising any power, right, or remedy hereunder or under any of the other Loan Documents shall operate as a waiver or impair any such powers, rights, or remedies. Except as specifically provided in the Credit Agreement, each of the Borrowers and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and any other notice of any kind, and agrees that its joint and several liability hereunder shall not be affected by any renewals, extensions, or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any Collateral or other Person liable for the Obligations.

         The Borrowers hereby, jointly and severally, promise to pay to the Agent, for the benefit of the Agent and the Payee, all reasonable fees, costs, and expenses incurred by the Agent or the Payee in enforcement and collection of any amounts under this Note, including, without limitation, Attorney Costs.

         Each of the Agent, the Payee, and the Borrowers acknowledge, agree, and declare that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with this Note. Notwithstanding anything to the contrary contained herein, in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) provided for hereunder, paid by any Borrower, received by the Agent or the Payee, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent or the Payee, exceed the Maximum Rate, and all provisions herein in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided in the Credit Agreement and herein. In the event any such interest is paid to the Agent or the Payee by the Borrowers, or any Borrower, in an amount or at a rate which would exceed the Maximum Rate, the Agent or the Payee, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in the inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent or the Payee, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Note. Notwithstanding any provision contained in this Note, neither the Agent nor the Payee shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under this Note would result in a rate of interest under this Note in excess of the Maximum Rate and, in the event the Agent or the Payee ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under this Note, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent, and the Payee shall, to the maximum extent permitted under any Requirement of Law, (a) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (b) exclude prepayments, acceleration, and the effects thereof. Nothing in this Note

TERM NOTE B-Page 2
shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing with respect to the Term B Loans made by the Payee to the Borrowers, including all amounts agreed to by the Borrowers or charged or received by the Agent or the Payee hereunder, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Payee in accordance with Requirements of Law.

         This Note may not be amended, restated, or otherwise modified except in writing executed by the Payee and the Borrowers in the manner prescribed by the Credit Agreement.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED, OR RECEIVED IN CONNECTION WITH THIS NOTE, SUCH FEDERAL LAW SHALL APPLY.

         This Note shall be binding upon the Borrowers and the Borrowers' successors and assigns.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank.]

TERM NOTE B-Page 3

Executed as of the date set forth above.

                                   BORROWERS:
                                   ---------

                                   ENCORE MEDICAL CORPORATION
                                   ENCORE MEDICAL GP, INC.
                                   ENCORE MEDICAL ASSET CORPORATION
                                   ENCORE MEDICAL, L.P.
                                        By:  Encore Medical GP, Inc.,
                                             its sole general partner
                                   CHATTANOOGA GROUP, INC.


                                   By: /s/ Kenneth W. Davidson
                                       -----------------------------------------
                                   Name:   Kenneth W. Davidson
                                        ----------------------------------------
                                   Title:  Chief Executive Officer and President



TERM NOTE B-Page 4

                               REVOLVING LOAN NOTE
                               -------------------

$25,000,000                                                     February 8, 2002

         EACH OF THE UNDERSIGNED (collectively, the "Borrowers"), for value
                                                     ---------
received, jointly and severally, hereby promises to pay to the order of BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association with an office located at 55 South Lake Avenue, Suite 900, Pasadena, California 91101 (the "Payee"), the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) or
 -----
such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest thereon as provided hereinbelow.

         This Revolving Loan Note ("Note") is executed and delivered by the
                                    ----
Borrowers pursuant to that certain Credit Agreement, dated as of February 8, 2002 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, each of the financial
                   ----------------
institutions from time to time party thereto (the "Lenders"), and Bank of
                                                   -------
America, National Association, in its capacity as administrative agent for the Lenders (the "Agent"), and is a "Revolving Loan Note" as defined therein. All
              -----
terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement.

         All Revolving Loans from time to time requested by any Borrower, and from time to time made and outstanding hereunder, are subject in all respects to the terms and provisions of the Credit Agreement. Reference hereby is made to the Credit Agreement for a statement of the obligations of the Borrowers and the rights of the Payee in relation thereto, provided that nothing shall impair the
                                         --------
absolute and unconditional, joint and several, obligation of the Borrowers to pay the outstanding principal and unpaid accrued interest on this Note when due. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of the Revolving Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rates prescribed for the Revolving Loans as provided by the Credit Agreement. The Agent's and the Payee's books and records shall be prima facie evidence of Revolving Loans, interest accruals, and payments hereunder, absent manifest error.

         The Borrowers unconditionally, jointly and severally, promise to pay all principal of and accrued interest on the Revolving Loans from time to time outstanding under this Note as prescribed by the Credit Agreement. This Note shall automatically mature and become due and payable in full on the Termination Date.

         All rights and remedies of the Payee, and of the Agent for the benefit of the Payee, with respect to the Revolving Loans evidenced by this Note (including, without limitation, the right upon the occurrence of an Event of Default to accelerate the entire unpaid principal balance and unpaid accrued interest hereunder to be immediately due and payable) as provided by the Credit

REVOLVING LOAN NOTE - Page 1

Agreement are incorporated herein by reference. All obligations and indebtedness from time to time evidenced by this Note are secured by the Agent's Lien as provided by the Credit Agreement and the other Loan Documents.

         No delay or omission by the Agent or the Payee in exercising any power, right, or remedy hereunder or under any of the other Loan Documents shall operate as a waiver or impair any such powers, rights, or remedies. Except as specifically provided in the Credit Agreement, each of the Borrowers and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and any other notice of any kind, and agrees that its joint and several liability hereunder shall not be affected by any renewals, extensions, or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any Collateral or other Person liable for the Obligations.

         The Borrowers hereby, jointly and severally, promise to pay to the Agent, for the benefit of the Agent and the Payee, all reasonable fees, costs, and expenses incurred by the Agent or the Payee in enforcement and collection of any amounts under this Note, including, without limitation, Attorney Costs.

         Each of the Agent, the Payee, and the Borrowers acknowledge, agree, and declare that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with this Note. Notwithstanding anything to the contrary contained herein, in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) provided for hereunder, paid by any Borrower, received by the Agent or the Payee, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent or the Payee, exceed the Maximum Rate, and all provisions herein in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided in the Credit Agreement and herein. In the event any such interest is paid to the Agent or the Payee by the Borrowers, or any Borrower, in an amount or at a rate which would exceed the Maximum Rate, the Agent or the Payee, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in the inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent or the Payee, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Note. Notwithstanding any provision contained in this Note, neither the Agent nor the Payee shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under this Note would result in a rate of interest under this Note in excess of the Maximum Rate and, in the event the Agent or the Payee ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under this Note, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrower or Borrowers.

REVOLVING LOAN NOTE - Page 2

The Borrowers, the Agent and the Payee shall, to the maximum extent permitted under any Requirement of Law, (a) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (b) exclude prepayments, acceleration, and the effects thereof. Nothing in this Note shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing with respect to the Revolving Loans made by the Payee to the Borrowers, including all amounts agreed to by the Borrowers or charged or received by the Agent or the Payee hereunder, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Payee in accordance with Requirements of Law.

         This Note may not be amended, restated, or otherwise modified except in writing executed by the Payee and the Borrowers in the manner prescribed by the Credit Agreement.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW
                            --------
A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED, OR RECEIVED IN CONNECTION WITH THIS NOTE, SUCH FEDERAL LAW SHALL APPLY.

         This Note shall be binding upon the Borrowers and the Borrowers' successors and assigns.

                  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank.]

REVOLVING LOAN NOTE - Page 3

         Executed as of the date set forth above.

                                                BORROWERS:
                                                ---------

                                                ENCORE MEDICAL CORPORATION
                                                ENCORE MEDICAL GP, INC.
                                                ENCORE MEDICAL ASSET CORPORATION
                                                ENCORE MEDICAL, L.P.
                                                By:   Encore Medical GP, Inc.,
                                                      its sole general partner
                                                CHATTANOOGA GROUP, INC.


                                                By: /s/ Kenneth W. Davidson
                                                   -----------------------------
                                                Name: Kenneth W. Davidson
                                                     ---------------------------
                                                Title: Chief Executive Officer
                                                      --------------------------
                                                       and President
                                                      --------------------------

REVOLVING LOAN NOTE - Page 4